                                                                    Exhibit 10.1



= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =



                                 SIX FLAGS, INC.


                                    As Issuer



                                       AND


                              THE BANK OF NEW YORK


                                  As Depositary



                                       AND


                    OWNERS AND HOLDERS OF DEPOSITARY RECEIPTS



                                Deposit Agreement



                          Dated as of January 23, 2001



= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                DEPOSIT AGREEMENT

            DEPOSIT AGREEMENT dated as of January 23, 2001 among SIX FLAGS, INC., incorporated under the laws of Delaware (herein called the "Issuer"), THE BANK OF NEW YORK, a New York banking corporation (herein called the "Depositary"), and all Owners and holders from time to time of Depositary Receipts issued hereunder.

                               W I T N E S S E T H

            WHEREAS, the Issuer desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Issuer with the Depositary for the purposes set forth in this Deposit Agreement, for the creation of Depositary Shares representing the Shares so deposited and for the execution and delivery of Depositary Receipts evidencing the Depositary Shares; and

            WHEREAS, the Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

            NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto as follows:


                                    ARTICLE I

                                   DEFINITIONS

            The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

      SECTION 1.1. DEPOSITARY SHARES.

            The term "Depositary Shares" shall mean the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder. Each Depositary Share shall represent 1/100 of a Share and the same proportional interest in any and all other securities, property and cash received by the Depositary in respect thereof and held hereunder, until there shall occur a change in Deposited Securities covered by Section 4.8 with respect to which additional Receipts are not executed and delivered, and thereafter Depositary Shares shall evidence the amount of Shares or Deposited Securities specified in such Section.

      SECTION 1.2. ARTICLE; SECTION.

            Wherever references are made in this Deposit Agreement to an "Article" or "Articles" or to a "Section" or "Sections", such references shall mean an article or articles or a section or sections of this Deposit Agreement, unless otherwise required by the context.

      SECTION 1.3. CERTIFICATE OF DESIGNATION.

            The term "Certificate of Designation" shall mean the Certificate of Designation dated January 22, 2001 adopted by the Board of Directors of the Issuer establishing and setting forth the rights, preferences, privileges and limitations of the Shares, as the same may be amended from time to time in accordance with the provisions thereof.

      SECTION 1.4. CLOSING PRICE.

            The term "Closing Price" of any security shall mean on any date of determination (i) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange (the "NYSE") on such date, (ii) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, (iii) if such security is not so listed on a United States national or regional securities exchange, as reported by the NASDAQ Stock Market, (iv) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or (v) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from each of at least three nationally recognized investment banking firms selected by the Issuer for such purpose.

      SECTION 1.5. COMMISSION.

            The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

      SECTION 1.6. DEPOSIT AGREEMENT.

            The term "Deposit Agreement" shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

      SECTION 1.7. DEPOSITARY; CORPORATE TRUST OFFICE.

            The term "Depositary" shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder. The term "Corporate Trust Office", when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York, 10286.

      SECTION 1.8. DEPOSITED SECURITIES.

            The term "Deposited Securities" as of any time shall mean Shares at such time deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary in respect thereof and at such time held hereunder.

      SECTION 1.9. ISSUER.

            The term "Issuer" shall mean Six Flags, Inc., incorporated under the laws of Delaware and its successors.

      SECTION 1.10. OWNER.

            The term "Owner" shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

      SECTION 1.11. RECEIPTS.

            The term "Receipts" shall mean the Depositary Receipts issued hereunder evidencing Depositary Shares.

      SECTION 1.12. REGISTRAR.

            The term "Registrar" shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

      SECTION 1.13. SECURITIES ACT OF 1933.

            The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

      SECTION 1.14. SHARES.

            The term "Shares" shall mean the Issuer's 71/4% Convertible Preferred Stock, par value $1.00 per share, heretofore validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding capital stock of the Issuer or hereafter validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding capital stock of the Issuer or interim certificates representing such Shares.

      SECTION 1.15. TRADING DAY.

            The term "Trading Day" shall mean a business day on which the security, the Closing Price of which is being determined, (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.


                                   ARTICLE II

                      FORM OF RECEIPTS, DEPOSIT OF SHARES,
                        EXECUTION AND DELIVERY, TRANSFER
                            AND SURRENDER OF RECEIPTS

      SECTION 2.1. FORM AND TRANSFERABILITY OF RECEIPTS.

            Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized signatory of the Registrar. The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered. Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

            The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange upon which Depositary Shares may be listed or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

            Title to a Receipt (and to the Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

      SECTION 2.2. DEPOSIT OF SHARES.

            Subject to the terms and conditions of this Deposit Agreement, Shares may be deposited by delivery thereof by the Issuer to the Depositary on any closing date for the sale of the Depositary Shares representing such Shares to the underwriters in connection with the public offering of such Depositary Shares, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Depositary, together with all such certifications as may be required by the Depositary in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the Issuer, a Receipt or Receipts for the number of Depositary Shares representing such deposit. All Shares so deposited shall be recorded in the name of the Depositary on the books of the Issuer.

            Deposited Securities shall be held by the Depositary for the account and to the order of the Depositary at its Corporate Trust Office or at such other place or places as the Depositary shall determine.

      SECTION 2.3. EXECUTION AND DELIVERY OF RECEIPTS.

            Upon receipt by the Depositary of any deposit pursuant to Section
2.2 hereunder (and in addition, if the transfer books of the Issuer are open, the Depositary may in its sole discretion require a proper acknowledgment or other evidence from the Issuer that any Deposited Securities have been recorded upon the books of the Issuer in the name of the Depositary or its nominee), together with the other documents required as above specified, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the written order of the Issuer, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of Depositary Shares deliverable in respect of such deposit requested by the Issuer, but only upon payment to the Depositary of all taxes and governmental charges and stock transfer and registration fees payable in connection with such deposit and the transfer of the Deposited Securities.

      SECTION 2.4. TRANSFER OF RECEIPTS; COMBINATION AND SPLIT-UP OF RECEIPTS.

            The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America. Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

            The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of Depositary Shares requested, evidencing the same aggregate number of Depositary Shares as the Receipt or Receipts surrendered.

            The Depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

      SECTION 2.5. SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

            Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities (it being understood that, with respect to any withdrawal of Shares, only whole Shares may be withdrawn) represented by the Depositary Shares evidenced by such Receipt, and upon payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Owner of such Receipt shall be entitled to delivery, to him or her upon his or her order, of the amount of Deposited Securities at the time represented by the Depositary Shares evidenced by such Receipt. If the Receipts delivered by such Owner evidence a number of Deposited Shares in excess of the number of Deposited Shares representing the number of Shares to be withdrawn, the Depositary will at the same time deliver to such Owner a new Receipt or Receipts evidencing such excess number of Deposited Shares. Delivery of such Deposited Securities may be made by the delivery of (i) certificates for Shares being withdrawn in the name of such Owner or as ordered by him or by certificates for Shares being withdrawn properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him or her and (ii) any other securities, property and cash to which such Owner is then entitled in respect of such Receipt to such Owner or as ordered by him. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

            A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order. Thereupon the Depositary shall, subject to Sections 2.6, 3.1 and 3.2 and to the other terms and conditions of this Deposit Agreement, deliver at the Corporate Trust Office to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the Depositary Shares evidenced by such Receipt.

      SECTION 2.6. LIMITATIONS ON EXECUTION AND DELIVERY, TRANSFER AND SURRENDER
                   OF RECEIPTS.

            As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities or the exercise of any conversion right referred to in
Section 2.10, the Depositary, any of the Depositary's agents or the Registrar may require any or all of the following: (i) payment to it of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn or with respect to the Common Stock (as defined in Section 2.9) of the Issuer being delivered upon conversion); (ii) the production of proof satisfactory to it as to the identity and genuineness of any signature and (iii) compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.6.

            The transfer of Receipts in particular instances may be refused or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Issuer at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or, with the approval of the Issuer, for any other reason. Notwithstanding any other provision of this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Issuer or the payment of dividends, (ii) the payment of taxes, stock transfer or registration fees and similar charges, and (iii) compliance with any U.S. laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

      SECTION 2.7. LOST RECEIPTS, ETC.

            In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt. Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (i) filed with the Depositary (a) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (b) a sufficient indemnity bond and (ii) satisfied any other reasonable requirements imposed by the Depositary.

      SECTION 2.8. CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS.

            All Receipts surrendered to the Depositary shall be canceled by the Depositary and disposed of by it in accordance with its customary procedures.

      SECTION 2.9. MANDATORY CONVERSION OF SHARES INTO COMMON STOCK.

            At any time on or after February 15, 2004, the Company may at its option cause the Depositary Shares, in whole or part from time to time, to be automatically converted into shares of Common Stock. On any such date fixed for mandatory conversion of the Shares by the Issuer (the "Mandatory Conversion Date"), Shares represented by Depositary Shares shall be mandatorily converted, and such Depositary Shares shall be deemed no longer outstanding and all rights of the Owners of the Receipts evidencing such Depositary Shares (except the right to receive (i) the shares of common stock, par value $0.025 per share (the "Common Stock") of the Issuer to which such Owner is entitled upon conversion,
(ii) any cash payable with respect to any fractional shares of Common Stock otherwise deliverable by the Depositary upon conversion, (iii) any cash or Common Stock in payment of accrued and unpaid dividends on such Shares as and when paid in accordance with the Certificate of Designation payable to an Owner as of a prior date and (iv) any other securities, property or cash to which such Owner is entitled hereunder) shall cease and terminate. Upon surrender of the Receipts evidencing such Depositary Shares at the Corporate Trust Office or at such office or to such agent of the Depositary as the Depositary may designate for such purpose (properly endorsed or assigned for transfer, as the Depositary or such agent shall so require), such Depositary Shares shall be converted into
(i) a number of shares of Common Stock per Depositary Share equal to one one-hundredth of the number (including fractional shares) of shares of Common Stock which each Share converted into at the applicable rate specified in the Certificate of Designation, subject to adjustment as provided in the Certificate of Designation, (ii) cash in lieu of fractional shares of Common Stock otherwise deliverable by the Depositary upon such conversion, calculated in accordance with Section 4.12 hereof, (iii) any cash or Common Stock in payment of accrued and unpaid dividends on such Shares as and when paid in accordance with the Certificate of Designation payable to an Owner as of a prior date and (iv) the right to receive any other securities, property or cash to which Owners are entitled hereunder.

            On the Mandatory Conversion Date (or such later date as dividends on the Shares subject to conversion are paid as provided below in the case of clause (iii) below), for each Owner of a Receipt or Receipts, the Issuer shall deposit with the Depositary (i) certificates for the number of shares of Common Stock and (ii) the amount of cash in lieu of fractional shares determined as set forth in the preceding paragraph into which the Depositary Shares evidenced by such Receipt or Receipts shall convert on the Mandatory Conversion Date (assuming proper surrender of such Receipt or Receipts to the Depositary or any of its agents) and (iii) any cash or Common Stock in payment of accrued and unpaid dividends on such Shares as and when paid in accordance with the

Certificate of Designation. With respect to Owners which hold a Receipt or Receipts evidencing more than one Depositary Share on the Mandatory Conversion Date, the number of shares of Common Stock and the amount of cash in lieu of fractional shares to be deposited by the Issuer with the Depositary on that date shall be computed on the basis of the aggregate number of Depositary Shares evidenced by such Receipt or Receipts. The Depositary shall as promptly as practicable deliver to each Owner of a Receipt or Receipts which properly delivers such Receipt or Receipts to the Depositary or any of its agents certificates for the number of shares of Common Stock and the amount of cash, without interest, to which such Owner is entitled pursuant to the preceding provisions.

            Pursuant to Section 4.12 hereof, no fractional shares of Common Stock will be delivered by the Depositary in connection with mandatory conversion of Shares represented by Depositary Shares on the Mandatory Conversion Date.

      SECTION 2.10. OPTIONAL CONVERSION OF SHARES INTO COMMON STOCK.

            Depositary Shares may be converted in whole or in part, into shares of Common Stock at the option of the Owner at any time prior to August 15, 2009. Subject to the terms and conditions of this Deposit Agreement, an Owner of a Receipt or Receipts evidencing Depositary Shares representing whole or fractional Shares may surrender such Receipt or Receipts at the Corporate Trust Office or at such office or to such agents of the Depositary as the Depositary may designate for such purpose, together with a written notice of conversion duly completed and executed, thereby directing the Depositary or any such agent to instruct the Issuer to cause the conversion (which may include partial conversions) of the number of Shares (which instruction may be given by reference to the number of Depositary Shares representing such Shares) specified in such notice of conversion into shares of Common Stock at the rate specified in the Certificate of Designation, and an assignment of such Receipt or Receipts to the Issuer or in blank, duly completed and executed (and, except as otherwise provided below, if such conversion is to occur after the close of business on a record date for the payment of dividends declared on the Shares and before the opening of business on the next succeeding dividend payment date, payment in cash or Common Stock or both (as the case may be) of an amount equal to the dividend payable on such date on the Shares so converted).

            Any Owner of a Receipt or Receipts who (or whose transferee) delivers a Receipt or Receipts to the Depositary on a dividend payment record date (established by the Depositary as provided in Section 4.6 hereof) for conversion of such Owner's underlying Shares on the succeeding dividend payment date shall receive the dividend payable with respect to the Depositary Shares evidenced by such Receipt or Receipts and will not be required to include payment of the dividend payable on such date upon delivery of such Receipt or Receipts. To the extent that an Owner delivers to the Depositary for conversion a Receipt or Receipts evidencing Depositary Shares representing Shares which in the aggregate (including fractional Shares) would result in a fractional share of Common Stock being deliverable by the Issuer upon such Shares' conversion at the rate specified in the Certificate of Designation, the Issuer shall deliver to such Owner payment in cash in lieu of such fractional share of Common Stock, calculated in accordance with Section 4.12 hereof. If a Receipt or Receipts evidencing more than one Depositary Share shall be surrendered for conversion of the Shares represented thereby at one time by the same Owner, the number of shares of Common Stock and the amount of cash in lieu of fractional shares deliverable by the Issuer upon such conversion shall be computed on the basis of the aggregate number of Shares (including fractional Shares) represented by Depositary Shares evidenced by the Receipt or Receipts so surrendered.

            Upon receipt by the Depositary or an agent of the Depositary of a Receipt or Receipts, together with a notice of conversion, duly completed and executed, directing the Depositary or such agent to instruct the Issuer to cause the conversion (which may be a partial conversion) of a specified number of Shares (which instruction may be by reference to the number of Depositary Shares representing such Shares) at the rate specified in the Certificate of Designation, subject to adjustment as provided in the Certificate of Designation and an assignment of such Receipt or Receipts to the Issuer or in blank, duly completed and executed, the Depositary or such agent shall instruct the Issuer,
(i) to cause the conversion (which may be a partial conversion) at the rate specified in the Certificate of Designation of the number of Shares represented by the Depositary Shares evidenced by the Receipt or Receipts so surrendered for conversion as specified in the written notice to the Depositary or such agent and (ii) to cause the delivery to the Owner of such Receipt or Receipts of (a) a certificate or certificates evidencing the number of whole shares of Common Stock into which the Shares (including fractional Shares) represented by the Depositary Shares evidenced by such Receipt or Receipts have been converted, (b) the amount of cash to which such Owner is entitled in lieu of fractional shares of Common Stock otherwise deliverable by the Issuer upon such conversion, calculated in accordance with Section 4.12 hereof and (c) any cash or Common Stock in payment of accrued and unpaid dividends on such Shares as and when paid in accordance with the Certificate of Designation. The Issuer shall as promptly as practicable after receipt thereof cause the delivery of the certificate or certificates and cash referred to in (a), (b) and (c) above, and such conversion shall be deemed to have been effected immediately prior to the close of business on the date of such receipt and shall occur at the rate specified in the Certificate of Designation in effect at such time and on such date. Upon such conversion, the Depositary or such agent (i) shall deliver to the Owner a Receipt evidencing the number of Depositary Shares evidenced by the surrendered Receipt or Receipts in excess of the number of Depositary Shares evidenced by such Receipt or Receipts that have been so converted, (ii) shall cancel the Depositary Shares evidenced by Receipts surrendered for conversion and (iii) shall deliver to the Issuer or its transfer agent for the Shares for cancellation the number of Shares (including fractional Shares) represented by the Depositary Shares evidenced by the Receipts so surrendered and so converted. Upon the delivery of the Shares to be canceled due to such conversion by the Depositary or such agent to the Issuer or its transfer agent, the Issuer or its transfer agent shall deliver to the Depositary or such agent, as applicable, a certificate or certificates evidencing the number of Shares, if any, that equals the excess of the number of Shares evidenced by the surrendered certificate over the number of Shares evidenced by that certificate that have been so converted. Depositary Shares converted in connection with conversion of the Shares represented thereby shall only be converted in whole, and not in part.

            Upon the conversion of any Share for which a notice of conversion has been provided to the Depositary or an agent of the Depositary by the Owner of the Receipt or Receipts evidencing the Depositary Shares representing such Share, dividends shall cease to accrue on the Shares as of the day immediately preceding the date of conversion, such Depositary Shares shall be deemed no longer outstanding, all rights of the Owner of the Receipt or Receipts evidencing such Depositary Shares (except the right to receive (i) the Common Stock to which such Owner is entitled upon conversion, (ii) any cash payable with respect to any fractional shares of Common Stock otherwise deliverable by the Issuer upon conversion, (iii) any Receipts evidencing Depositary Shares representing Shares which were not so converted and (iv) any other securities, property or cash to which such Owner is entitled hereunder) shall cease and terminate, and the Receipt or Receipts evidencing such Depositary Shares shall be cancelled.

            No fractional shares of Common Stock shall be deliverable by the Issuer upon conversion of the Shares represented by the Depositary Shares.

      SECTION 2.11. REDEMPTION.

            On August 15, 2009, the Issuer will be obligated to redeem all outstanding Depositary Shares for cash, upon not less than 30 days nor more than 60 days' prior notice sent by first class mail to each Owner's registered address, in an amount equal to 100% of the aggregate liquidation preference of all Deposited Shares, plus accumulated and unpaid dividends to the date of redemption.

      SECTION 2.12. CHANGE IN CONTROL PUT RIGHT.

            For purposes of this section, "Change in Control" of the Issuer means the occurrence of any of the following:

            - the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act);

            - the adoption of a plan relating to the liquidation or dissolution of the Issuer;

            - the first day on which a majority of the members of the board of directors of the Issuer are not Continuing Directors; or

            - the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" becomes the "beneficial owner" (as such terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 35% of the Voting Stock of the Issuer.

            If a Change in Control occurs, each Owner of Depositary Shares will have the right to require the Issuer to purchase all or any part of that Owner's Depositary Shares at a purchase price equal to 100% of the liquidation preference of the Shares representing such Depositary Shares, plus all accumulated and unpaid dividends on those Shares to the date of purchase. Within 30 days following any Change in Control, the Issuer will mail a notice to each Owner describing the Change in Control and offer to purchase that Owner's Depositary Shares on the date specified in that notice, which date will be no earlier than 30 days and no later than 60 days from the date the notice is mailed. In connection with a Change in Control, the Issuer will have the option to pay for Depositary Shares that have been tendered in shares of the Issuer's Common Stock valued at 95% of the volume-weighted daily trading price for the Issuer's Common Stock over the 10-day trading period ending one trading day prior to the date of purchase; otherwise the Issuer will pay for tendered Depositary Shares in cash.

            The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the purchase of Depositary Shares as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with any of the provision of this section, the Issuer will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this section.

            On the date scheduled for payment of the Depositary Shares, the Depositary will, to the extent lawful, accept for payment all Depositary Shares properly tendered. The Depositary will promptly mail or deliver to each Owner of Depositary Shares so tendered the applicable payment for those Depositary Shares, and the Depositary will promptly countersign and mail or deliver, or cause to be transferred, to each Owner new Depositary Shares equal in liquidation preference to any unpurchased portion of the Depositary Shares surrendered, if any. The Issuer will publicly announce the result of its offer on or as soon as practicable after the payment date for the purchase of the Depositary Shares in connection with a Change in Control.

            The right of the Owners described in this section will be subject to the obligation of the Issuer to:

            - repay its debt obligations in full under its corporate credit facility; and

            - repay all of its own and its Subsidiaries indebtedness that is tendered for redemption or required to be repaid and outstanding shares of senior stock that have been tendered for purchase in connection with a Change in Control.

            In addition, the right of the Owners of Depositary Shares described in this section will be subject to the repurchase or repayment of the Issuer's future indebtedness, which the Issuer is required to repurchase or repay in connection with a Change in Control and its compliance with the restricted payments covenants in its indentures.

            When the Issuer has satisfied these obligations then, subject to the legal availability of funds for this purpose, it will purchase all Depositary Shares tendered upon a Change in Control.

            The term "Continuing Directors" means, as of any date of determination, any member of the board of directors of the Issuer who: (i) was a member of such board of directors on April 1, 1998 or June 30, 1999; or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

            The term "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

            The term "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% (49% in the case of Walibi, S.A.) of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); PROVIDED that, notwithstanding the foregoing, each of SFOG A Holdings, SFOG B Holdings, SFOT I Holdings and SFOT II Holdings shall be deemed to be a Subsidiary of the Company for all purposes under this Deposit Agreement so long as (i) the subordinated indemnity agreement to which the Company is a party and the beneficial share assignment agreement to which the Company is a party shall each be in full force and effect and no default or event of default shall have occurred thereunder, and (ii) any partnership or limited liability company (a) the sole general partner or the managing general partner (or equivalent) of which is such Person or a Subsidiary of such Person or

(b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

            The term "Voting Stock" of any Person as of the any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.


                                  ARTICLE III

                    CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS

      SECTION 3.1. FILING PROOFS, CERTIFICATES AND OTHER INFORMATION.

            Any Owner of a Receipt may be required from time to time to file with the Depositary such proof of citizenship or residence, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper. The Depositary may withhold the registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities or the exercise of any conversion right referred to in
Section 2.9 or 2.10 or the delivery of any Common Stock upon such conversion or the payment of any redemption or purchase amounts referred to in Section 2.11 or
2.12 until such proof or other information is filed or such certificates are executed or such representations and warranties made.

      SECTION 3.2. LIABILITY OF OWNER FOR TAXES.

            If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented by Depositary Shares evidenced by any Receipt or with respect to any conversion right referred to in Section 2.9 or 2.10, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary. The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by Depositary Shares evidenced by such Receipt or any such conversion or payment of redemption or purchase amounts until such payment is made, and may withhold any dividends or other distributions or payments, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such Receipt shall remain liable for any deficiency.

      SECTION 3.3. WARRANTIES ON DEPOSIT OF SHARES.

            The Issuer, upon depositing Shares under this Deposit Agreement, shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding capital stock of the Issuer and that the person making such deposit is duly authorized so to do. The Issuer shall also be deemed to represent that the deposit of such Shares and the sale of Receipts evidencing Depositary Shares representing Shares by the Issuer are not restricted under the Securities Act of 1933. Such representations and warranties shall survive the deposit of Shares and issuance of Receipts.

      SECTION 3.4. TRANSFERS, SPLIT-UPS AND COMBINATION OF SHARES.

            The transfer of Shares is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon surrender of Shares properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and upon compliance with such regulations, if any, as the Depositary may establish for such purpose. With the approval of the Issuer, the transfer of Shares in particular instances may be refused, or the registration of transfer of outstanding Shares generally may be suspended, for any reason, and such transfer and registration may also be refused or suspended in certain circumstances described in the Deposit Agreement. The Shares may be split into other such Shares, or may be combined with other such Shares into one Share, evidencing the same aggregate number of Shares as the Shares surrendered.


                                   ARTICLE IV

                            THE DEPOSITED SECURITIES

      SECTION 4.1. CASH DISTRIBUTIONS.

            Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities (other than cash dividends or cash distributions paid by the Issuer to the Depositary in lieu of fractional shares of Common Stock otherwise deliverable by the Issuer upon conversion of the Depositary Shares or purchase of the Depositary Shares upon a Change in Control), the Depositary shall distribute the dividend or distribution thus received to the Owners entitled thereto, in proportion, insofar as practicable, to the number of Depositary Shares representing such Deposited Securities held by them respectively. In the event that the Issuer or the Depositary shall be required to withhold and does withhold from any such cash dividend or such other cash distribution an amount on account of taxes, the amount distributed to the Owner of the Receipts evidencing Depositary Shares representing such Deposited Securities shall be reduced accordingly. The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent. Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto. The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies. The Depositary will distribute cash dividends to any Owner on the basis of such Owner's aggregate record holdings of Depositary Shares.

      SECTION 4.2. REGULAR SHARE DIVIDENDS PAYABLE IN COMMON STOCK.

            Pursuant to and subject to the terms of the Certificate of Designation, the Issuer may pay dividends (in whole or in part) on the Shares through the delivery of shares of Common Stock, so long as shares of Common Stock delivered in payment of a dividend are delivered on the regular dividend payment date (as set forth in the Certificate of Designation) for such dividend. Dividends paid by the Issuer on Shares represented by Depositary Shares shall be paid to the Depositary, as record holder of such Shares (assuming the Depositary was also the record holder for such Shares on the related record date for such dividend payment). The Depositary shall distribute, on the related regular dividend payment date, shares of Common Stock paid to it by the Issuer as dividends on the Shares to persons who were Owners on the related record date for such dividend, as established by the Depositary in accordance with Section
4.6 hereof. The Depositary shall distribute to, each such Owner on such date, for each Depositary Share evidenced by a Receipt or Receipts held by such Owner on the related record date for such dividend (it being understood that the number of fractional shares of Common Stock to which such Owner is entitled with respect to such dividend shall be determined on the basis of its aggregate holdings of such Depositary Shares), (i) a number of shares (subject to clause
(ii) of this sentence) of Common Stock equal to one-one hundredth of the number of shares of Common Stock (including fractional shares) payable per Share in payment of the related dividend as determined pursuant to the Certificate of Designation and (ii) the amount of cash to which such Owner is entitled in lieu of fractional shares of Common Stock otherwise distributable by the Depositary under clause (i), calculated in accordance with Section 4.12 hereof. The Issuer shall deposit with the Depositary, on or prior to the regular dividend payment date (as set forth in the Certificate of Designation) for any dividend which the Issuer has elected to pay in whole or in part in shares of Common Stock, for each Owner which held a Receipt or Receipts on the related record date for such dividend as established by the Depositary, (i) certificates for the number of shares of Common Stock and (ii) the amount of cash in lieu of fractional shares to which such Owner is entitled pursuant to the preceding sentence.

            No fractional shares of Common Stock will be delivered by the Depositary to persons who were Owners on the related record date for a dividend on the Shares in connection with the Depositary's distribution of a dividend on the Shares paid by the Issuer to it in shares of Common Stock.

      SECTION 4.3. DISTRIBUTIONS OTHER THAN CASH, SHARE DIVIDENDS PAID IN COMMON
                   STOCK, SHARES OR RIGHTS.

            Subject to the provisions of Section 4.8, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.1, 4.2, 4.4 or 4.5, the Depositary shall cause the securities or property received by it to be distributed to the

Owners entitled thereto, in proportion to the number of Depositary Shares representing Deposited Securities held by them respectively, in any manner that the Depositary may, with the consent of the Issuer, not to be unreasonably withheld, deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Issuer or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or holders) the Depositary deems such distribution not to be feasible, the Depositary may, with the approval of the Issuer, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash pursuant to Section 4.1.

      SECTION 4.4. DISTRIBUTIONS IN SHARES.

            If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Issuer shall so request, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11. In lieu of delivering Receipts for fractional Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.1, or, if the Depositary deems such sale and distribution not feasible, the Depositary may, with the approval of the Issuer, adopt such method as it shall deem equitable and practicable in substitution for delivering Receipts for fractional Depositary Shares.

      SECTION 4.5. RIGHTS.

            In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

            In circumstances in which rights would otherwise not be distributed, if an owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that (i) the Issuer has elected in its sole discretion to permit such rights to be exercised and
(ii) such Owner has executed such documents as the Issuer has determined in its sole discretion are reasonably required under applicable law.

            If the Depositary has distributed warrants or other instruments for rights to purchase Shares to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Issuer shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary shall cause the Shares so purchased to be deposited pursuant to
Section 2.2 of this Deposit Agreement, and shall, pursuant to Section 2.3 of this Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

            If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

            The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act.

            If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Issuer upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

            The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any owner in particular.

      SECTION 4.6. FIXING OF RECORD DATE.

            Whenever any cash dividend or other cash distribution or any dividend to be paid by the Issuer in shares of Common Stock shall become payable or any distribution other than cash shall be made, or whenever any rights, preferences or privileges shall be offered or issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each Depositary Share, or whenever the Depositary shall receive notice of any meeting at which holders of Shares are entitled to vote or of which holders of Shares are entitled to notice, the Depositary shall fix a record date (which shall be the same date as the record date fixed by the Issuer in respect of the Shares) (i) for the determination of the Owners who shall be (a) entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof or (b) entitled to give instructions for the exercise of voting rights at any such meeting, or (ii) on or after which each Depositary Share will represent the changed number of Shares.

      SECTION 4.7. VOTING OF DEPOSITED SECURITIES.

            Upon receipt of notice of any meeting at which the holders of Shares are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, which shall be provided by the Issuer and which shall contain (i) such information as is contained in such notice of meeting, and (ii) a statement that the Owners as of the close of business on a specified record date fixed pursuant to Section 4.6 shall be entitled, subject to any applicable provision of law, the Restated Certificate of Incorporation or the by-laws of the Issuer, to instruct the Depositary as to the exercise of the voting rights pertaining to the amount of Shares or other Deposited Securities represented by their respective Depositary Shares and (iii) a statement as to the manner in which such instructions may be given. Upon the written request of an Owner on such record date, the Depositary shall endeavor, in so far as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the Depositary

Shares evidenced by such Receipt in accordance with the instructions set forth in such request. The Issuer hereby agrees to take all reasonable action that may be deemed necessary by the Depositary in order to enable the Depositary to vote such Shares or cause such Shares to be voted. In the absence of specific instructions from the Owner of a Receipt, the Depositary will abstain from voting to the extent of the Shares represented by the Depositary Shares evidenced by such Receipt.

      SECTION 4.8. CHANGES AFFECTING DEPOSITED SECURITIES.

            In circumstances where the provisions of Section 4.3 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Issuer or to which it is a party, any securities which shall be received by the Depositary in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under this Deposit Agreement, and Depositary Shares evidenced by Receipts then outstanding shall thenceforth represent the proportionate interest of Owners thereof in the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence. In any such case the Depositary may, and shall if the Issuer shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

      SECTION 4.9. REPORTS.

            The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Issuer which are both (i) received by the Depositary as the holder of the Deposited Securities and (ii) made generally available to the holders of such Deposited Securities by the Issuer. The Issuer agrees that it shall deliver to the Depositary, and the Depositary shall, promptly after receipt thereof, transmit to the Owners of the Receipts, in each case at the address recorded in the Depositary's books, copies of all notices and reports (including financial statements) required by law, by the rules of any national securities exchange upon which the Depositary Shares are listed or by the Restated Certificate of Incorporation or the Certificate of Designation to be furnished by the Issuer to holders of Shares. Such transmission shall be at the Issuer's expense and the Issuer shall provide the Depositary with such number of copies of such documents as the Depositary may reasonably request. In addition, the Depositary will transmit to the Owners of Receipts at the Issuer's expense such other documents as may be requested by the Issuer.

      SECTION 4.10. LISTS OF OWNERS.

            Promptly upon request by the Issuer, the Depositary shall, at the expense of the Issuer, furnish to it a list, as of a recent date, of the names, addresses and holdings of Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

      SECTION 4.11. WITHHOLDING.

            In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto.

      SECTION 4.12. FRACTIONAL SHARES.

            No fractional shares of Common Stock will be delivered by the Issuer or the Depositary, as applicable, to the Owners of Receipts upon mandatory or optional conversion into shares of Common Stock, upon a Change in Control or for payment of dividends in Common Stock or any combination of the above.

            In lieu of any fractional share otherwise deliverable in respect of the aggregate number of Depositary Shares evidenced by a Receipt or Receipts of any Owner that are converted upon mandatory conversion, such Owner shall be entitled to receive an amount in cash equal to the same fraction of the Closing Price (as defined in Section 1.1 hereof) of the Common Stock as of the fifth Trading Day (as defined in Section 1.1 hereof) immediately preceding the Mandatory Conversion Date.

            In lieu of any fractional share otherwise deliverable in respect of the aggregate number of Shares represented by Depositary Shares evidenced by a Receipt or Receipts of any Owner that are converted upon any optional conversion or upon a Change in Control, such Owner shall be entitled to receive an amount in cash equal to the same fraction of the Closing Price of the Common Stock as of the second Trading Day immediately preceding the effective date of conversion or the date of purchase in the case of a Change in Control.

            If a Receipt or Receipts evidencing more than one Depositary Share are surrendered for conversion at one time by or for the same Owner, the number of shares of Common Stock and the amount of cash in lieu of fractional shares deliverable upon conversion shall be computed on the basis of the aggregate number of Depositary Shares evidenced by the Receipt or Receipts so surrendered.

            No fractional shares of Common Stock will be delivered by the Depositary to persons who were Owners on the related record date for a dividend on the Shares in connection with the Depositary's distribution of a dividend on the Shares paid by the

Issuer to it in shares of Common Stock. In lieu of any fractional share otherwise so deliverable, such Owners shall be entitled to receive an amount in cash equal to the same fraction of the Closing Price of the Common Stock determined as of the fifth Trading Day immediately preceding the dividend payment date. On the Mandatory Conversion Date or the date the Issuer purchases any Depositary Shares upon a Change in Control, the fractional share of Common Stock that any Owner would otherwise be entitled to receive shall be determined by adding all the fractional shares such Owner would be entitled to receive (i) on the mandatory conversion or purchase of all Depositary Shares evidenced by Receipts held by such Owner and (ii) on the payment of the regular quarterly dividend on all Depositary Shares evidenced by Receipts held by such Owner at the related record date. On the Mandatory Conversion Date, the Issuer may, at its option, deliver any whole number of shares of Common Stock resulting from the addition of fractional shares resulting from (i) and (ii) above in shares of Common Stock and any remaining fractional shares in cash beginning with holders entitled to the largest fractional shares.

            In the event that (i) mandatory conversions of the Depositary Shares, (ii) optional conversions of the Depositary Shares, (iii) purchases of Depositary Shares upon a Change in Control, (iv) Depositary deliveries of shares of Common Stock as dividends on the Depositary Shares or (v) the combination of any of the foregoing result in any Owner of Receipts evidencing Depositary Shares being entitled to cash in lieu of a fractional share on the related date of conversion, purchase or dividend payment date, as applicable, the Issuer will deliver (either directly or through the Depositary, as applicable) to all such Owners cash in an amount equal to the total amount of cash to which all such Owners of Receipts are entitled in lieu of fractional shares on such date.

            If payment in cash in lieu of fractional shares of Common Stock in accordance with the preceding six paragraphs would result in the Issuer's failure to be in compliance with any debt instrument to which it is a party, the Issuer shall be entitled to deliver (either directly or through the Depositary, as applicable) a whole share of Common Stock in lieu of cash to Owners entitled to fractional shares of Common Stock (beginning with the Owners entitled to the largest fractional shares) until delivery of cash in lieu of fractional shares of Common Stock to the remaining Owners would no longer result in the Issuer's failure to be in compliance with such debt instrument.


                                   ARTICLE V

                          THE DEPOSITARY AND THE ISSUER

      SECTION 5.1. MAINTENANCE OF OFFICE AND TRANSFER BOOKS BY THE DEPOSITARY.

            Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

            The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Issuer or a matter related to this Deposit Agreement or the Receipts.

            The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

            If any Receipts or the Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.

      SECTION 5.2. PREVENTION OR DELAY IN PERFORMANCE BY THE DEPOSITARY OR THE
                   ISSUER.

            Neither the Depositary nor the Issuer shall incur any liability to any Owner or holder of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Restated Certificate of Incorporation or by-laws of the Issuer, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Issuer shall be prevented or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Issuer incur any liability to any Owner or holder of any Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement. Where, by the terms of a distribution pursuant to Sections 4.1, 4.3, or 4.4 of this Deposit Agreement, or an offering or distribution pursuant to Section 4.5 of this Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

      SECTION 5.3. OBLIGATIONS OF THE DEPOSITARY AND THE ISSUER.

            The Issuer assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners or holders of Receipts except that it agrees to perform its obligations specifically set forth herein without gross negligence or willful misconduct.

            The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owner or holder of any Receipt (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without gross negligence or willful misconduct.

            Neither the Depositary nor the Issuer shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required.

            Neither the Depositary nor the Issuer shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

            The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without gross negligence or willful misconduct while it acted as Depositary.

            The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

            The Depositary may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or independent contractors and the Depositary will not be responsible for any misconduct or negligence on the part of any agent, attorney or independent contractor appointed with due care by it hereunder and exercising the care required of the Depositary hereunder.

            The rights, privileges, protections, immunities and benefits given to the Depositary, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Depositary, and each agent, custodian and other person employed to act hereunder.

            No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

      SECTION 5.4. RESIGNATION AND REMOVAL OF THE DEPOSITARY.

            The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

            The Depositary may at any time be removed by the Issuer by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

            If the instrument of acceptance by the successor depositary required by this Section shall not have been delivered to the Depositary within 50 days after the giving of such notice of resignation or removal, the Depositary may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor Depositary with respect to the Receipts. In case at any time the Depositary acting hereunder shall resign or be removed, the Issuer shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York and having a combined capital and surplus of at least $50,000,000. Every successor depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Issuer shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts. Any such successor depositary shall promptly mail notice of its appointment to the Owners.

            Any corporation into or with which the Depositary may be merged or consolidated or to which the Depositary shall sell all or substantially all of its corporate trust or stock transfer business shall be the successor of the Depositary without the execution or filing of any document or any further act.

      SECTION 5.5. DISTRIBUTION OF ADDITIONAL SHARES, RIGHTS, ETC.

            The Issuer agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities, (each a "Distribution"), the Issuer will promptly furnish to the Depositary a written opinion from U.S. counsel for the Issuer, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to Owners entitled thereto. If in the opinion of such counsel a Registration Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

      SECTION 5.6. INDEMNIFICATION.

            The Issuer agrees to indemnify the Depositary, its directors, employees, agents and affiliates, and hold each of them harmless from, any liability or expense (including, but not limited to, the fees and expenses of counsel) which may arise out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by the Depositary or its directors, employees, agents and affiliates, except for any liability or expense arising out of the gross negligence or willful misconduct of either of them, or (ii) by the Issuer or any of its directors, employees, agents and affiliates.

            The provisions of this Section shall survive the termination of this Deposit Agreement.

      SECTION 5.7. CHARGES OF DEPOSITARY.

            No fees, charges and expenses of the Depositary or any agent of the Depositary hereunder or of any Registrar shall be payable by any person other than the Issuer, except for any taxes (including transfer taxes, if any) and other governmental charges and except as provided in this Deposit Agreement. All other fees, charges and expenses of the Depositary and any agent of the Depositary hereunder and of any Registrar incident to the performance of their respective obligations hereunder shall be paid upon consultation and agreement between the Depositary and the Issuer as to the amount and nature of such fees, charges and expenses. The Depositary shall present its statement for fees, charges and expenses to the Issuer once every month or at such other intervals as the Issuer and the Depositary may agree.

            The provisions of this Section shall survive the termination of this Deposit Agreement.

            The Depositary may own and deal in any class of securities of the Issuer and its affiliates and in Receipts.

      SECTION 5.8. RETENTION OF DEPOSITARY DOCUMENTS.

            The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Issuer requests that such papers be retained for a longer period or turned over to the Issuer or to a successor depositary.

      SECTION 5.9. EXCLUSIVITY.

            The Issuer agrees not to appoint any other depositary for issuance of Depositary Receipts so long as The Bank of New York is acting as Depositary hereunder.

      SECTION 5.10. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF RECEIPTS.

            The recitals contained herein and in the Receipts, except the Depositary's execution of the Receipts, may be taken as the statements of the Issuer, and the Depositary does not assume any responsibility for their correctness. The Depositary makes no representations as to the validity or sufficiency of this Deposit Agreement or of the Receipts. The Depositary will not be accountable for the use or application by the Issuer of Receipts or the proceeds thereof.


                                   ARTICLE VI

                            AMENDMENT AND TERMINATION

      SECTION 6.1. AMENDMENT.

            The form of the Receipts and any provision of this Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary in any respect that they may deem necessary or desirable. Any amendment that shall impose any fees, taxes or charges (other than taxes and other governmental charges, fees and expenses provided for herein or in the Receipts), or that shall otherwise prejudice any substantial existing right of Owners of Receipts, shall not become effective as to outstanding Receipts until the expiration of 90 days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner of an outstanding Receipt at the time any such amendment becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by this Deposit Agreement as amended thereby. In no event shall any amendment impair the right, subject to the provisions of this Deposit Agreement, of any Owner to surrender any Receipt or Receipts evidencing Depositary Shares representing Shares with instructions to the Depositary or an applicable agent of the Depositary to deliver to the Owner such Shares or to cause the conversion of such Shares into Common Stock and cash for fractional shares of Common Stock and, in each case, all money and other property, if any, represented thereby, except in order to comply with mandatory provisions of applicable law.

      SECTION 6.2. TERMINATION.

            This Deposit Agreement shall terminate at the close of business on the earliest of (a) the Mandatory Conversion Date (provided all then outstanding Depositary Shares are converted) or the first date on which all the Depositary Shares shall have been converted into shares of Common Stock pursuant to Section 2.10, in each case upon distribution by the Depositary to each Owner entitled thereto of (i) shares of Common Stock and cash (whether in lieu of fractional shares or otherwise) received by the Depositary from the Issuer for mandatory conversion of, and/or dividend payments on, the Depositary Shares evidenced by the Receipt or Receipts held by such Owner and (ii) all other securities, property and cash then held by the Depositary hereunder, (b) the date the Issuer purchases all the outstanding Depositary Shares upon a Change in Control pursuant to Section 2.12 upon distribution by the Depositary to each Owner entitled thereto of the cash or Common Stock such Owner is entitled to pursuant to this Agreement, (c) the date the Issuer redeems all the outstanding Depositary Shares pursuant to Section 2.11 upon distribution by the Depositary to each Owner entitled thereto of the cash such Owner is entitled thereto pursuant to this Agreement and (d) the first date for any of the foregoing reasons (or combinations thereof) there shall be no Depositary Shares outstanding. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, any applicable taxes or governmental charges). Upon the termination of this Deposit Agreement, the Issuer shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.6 and 5.7 hereof.

                                  ARTICLE VII

                                  MISCELLANEOUS

      SECTION 7.1. COUNTERPARTS.

            This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument. Copies of this Deposit Agreement shall be filed with the Depositary and shall be open to inspection by any holder or Owner of a Receipt during business hours.

      SECTION 7.2. NO THIRD PARTY BENEFICIARIES.

            This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

      SECTION 7.3. SEVERABILITY.

            In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

      SECTION 7.4. HOLDERS AND OWNERS AS PARTIES; BINDING EFFECT.

            The holders and Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

      SECTION 7.5. NOTICES.

            Any and all notices to be given to the Issuer shall be deemed to have been duly given if in English and personally delivered or sent by mail or facsimile transmission confirmed by letter, addressed to Mr. Kieran E. Burke, Six Flags, Inc., 122 East 42nd Street, 49th Floor, New York, NY 10168 (facsimile: 212-949-6203) or any other place to which the Issuer may have transferred its principal office.

            Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Stock Transfer Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office.

            Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

            Delivery of a notice sent by mail or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a facsimile transmission) is deposited, postage prepaid, in a post-office letter box. The Depositary or the Issuer may, however, act upon any facsimile transmission received by it, notwithstanding that such facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

      SECTION 7.6. GOVERNING LAW.

            This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

            IN WITNESS WHEREOF, SIX FLAGS, INC. and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first set forth above and all Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

                                    SIX FLAGS, INC., as Issuer


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    THE BANK OF NEW YORK, as Depositary


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                         Exhibit A to Deposit Agreement

N0.                                                   11,500,000
                                                ------------------------
                                                DEPOSITARY SHARES
                                                (Each Depositary Share
                                                represents 1/100 of a
                                                deposited Share)

                              THE BANK OF NEW YORK

                        DEPOSITARY RECEIPT FOR 11,500,000
                               SHARES OF THE 7-1/4%
                          CONVERTIBLE PREFERRED STOCK,
                          PAR VALUE $1.00 PER SHARE, OF
                                 SIX FLAGS, INC.
                          (INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE)


      The Bank of New York as depositary (hereinafter called the "Depositary"), hereby certifies that __________________________________, or registered assigns IS THE OWNER OF________________________________________

                                DEPOSITARY SHARES

representing interests in deposited shares of 71/4% Convertible Preferred Stock, par value $1.00 per share (herein called "Shares"), of Six Flags, Inc., incorporated under the laws of the State of Delaware (herein called the "Issuer"). At the date hereof, each Depositary Share represents 1/100 of a Share which is deposited under the deposit agreement at the Corporate Trust Office of the Depositary.

               THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS
                    101 BARCLAY STREET, NEW YORK, N.Y. 10286

1.    THE DEPOSIT AGREEMENT.

            This Depositary Receipt is one of an issue (herein called "Receipts"), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of January 23, 2001 (herein called the "Deposit Agreement"), by and among the Issuer, the Depositary, and all Owners and holders from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof. The Deposit Agreement sets forth the rights of Owners and holders of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called "Deposited

Securities"). Copies of the Deposit Agreement are on file at the Depositary's Corporate Trust Office in New York City.

            The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

2.    SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

            Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities (it being understood that, with respect to any withdrawal of Shares, only whole Shares may be withdrawn) represented by the Depositary Shares evidenced by such Receipt, and upon payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Owner of such Receipt shall be entitled to delivery, to him or her upon his or her order, of the amount of Deposited Securities at the time represented by the Depositary Shares evidenced by such Receipt. If the Receipts delivered by such Owner evidence a number of Deposited Shares in excess of the number of Deposited Shares representing the number of Shares to be withdrawn, the Depositary will at the same time deliver to such Owner a new Receipt or Receipts evidencing such excess number of Deposited Shares. Delivery of such Deposited Securities may be made by the delivery of (i) certificates for Shares being withdrawn in the name of such Owner or as ordered by him or by certificates for Shares being withdrawn properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him or her and (ii) any other securities, property and cash to which such Owner is then entitled in respect of such Receipt to such Owner or as ordered by him. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

3.    MANDATORY CONVERSION OF SHARES INTO COMMON STOCK.

            At any time on or after February 15, 2004, the Company may at its option cause the Depositary Shares, in whole or part from time to time, to be automatically converted into shares of Common Stock. On any such date fixed for mandatory conversion of the Shares by the Issuer (the "Mandatory Conversion Date"), Shares represented by Depositary Shares shall be mandatorily converted, and such Depositary Shares shall be deemed no longer outstanding and all rights of the Owners of the Receipts evidencing such Depositary Shares (except the right to receive (i) the shares of common stock, par value $0.025 per share (the "Common Stock") of the Issuer to which such Owner is entitled upon conversion,
(ii) any cash payable with respect to any fractional shares of Common Stock otherwise deliverable by the Depositary upon conversion, (iii) any cash or Common Stock in payment of accrued and unpaid dividends on such Shares as and when paid in accordance with the Certificate of Designation payable to an Owner as of a prior date and (iv) any other securities, property or cash to which such Owner is entitled hereunder) shall cease and terminate. Upon surrender of the Receipts evidencing such Depositary Shares at the Corporate Trust Office or at such office or to such agent of the Depositary as the Depositary may designate for such purpose (properly endorsed or assigned for transfer, as the Depositary or such agent shall so require), such Depositary Shares shall be converted into
(i) a number of shares of Common Stock per Depositary Share equal to one one-hundredth of the number (including fractional shares) of shares of Common Stock which each Share converted into at the applicable rate specified in the Certificate of Designation, subject to adjustment as provided in the Certificate of Designation, (ii) cash in lieu of fractional shares of Common Stock otherwise deliverable by the Depositary upon such conversion, calculated in accordance with Section 4.12 hereof, (iii) any cash or Common Stock in payment of accrued and unpaid dividends on such Shares as and when paid in accordance with the Certificate of Designation payable to an Owner as of a prior date and (iv) the right to receive any other securities, property or cash to which Owners are entitled hereunder.

            On the Mandatory Conversion Date (or such later date as dividends on the Shares subject to conversion are paid as provided below in the case of clause (iii) below), for each Owner of a Receipt or Receipts, the Issuer shall deposit with the Depositary (i) certificates for the number of shares of Common Stock and (ii) the amount of cash in lieu of fractional shares determined as set forth in the preceding paragraph into which the Depositary Shares evidenced by such Receipt or Receipts shall convert on the Mandatory Conversion Date (assuming proper surrender of such Receipt or Receipts to the Depositary or any of its agents) and (iii) any cash or Common Stock in payment of accrued and unpaid dividends on such Shares as and when paid in accordance with the Certificate of Designation. With respect to Owners which hold a Receipt or Receipts evidencing more than one Depositary Share on the Mandatory Conversion Date, the number of shares of Common Stock and the amount of cash in lieu of fractional shares to be deposited by the Issuer with the Depositary on that date shall be computed on the basis of the aggregate number of Depositary Shares evidenced by such Receipt or Receipts. The Depositary shall as promptly as practicable deliver to each Owner of a Receipt or Receipts which properly delivers such Receipt or Receipts to the Depositary or any of its agents certificates for the number of shares of Common Stock and the amount of cash, without interest, to which such Owner is entitled pursuant to the preceding provisions.

4.    OPTIONAL CONVERSION OF SHARES INTO COMMON STOCK.

            Depositary Shares may be converted in whole or in part, into shares of Common Stock at the option of the Owner at any time prior to August 15, 2009. Subject to the terms and conditions of the Deposit Agreement, an Owner of a Receipt or Receipts evidencing Depositary Shares representing whole or fractional Shares may surrender such Receipt or Receipts at the Corporate Trust Office or at such office or to such agents of the Depositary as the Depositary may designate for such purpose, together with a written notice of conversion duly completed and executed, thereby directing the Depositary or any such agent to instruct the Issuer to cause the conversion (which may include partial conversions) of the number of Shares (which instruction may be given by reference to the number of Depositary Shares representing such Shares) specified in such notice of conversion into shares of Common Stock at the rate specified in the Certificate of Designation, and an assignment of such Receipt or Receipts to the Issuer or in blank, duly completed and executed (and, except as otherwise provided below, if such conversion is to occur after the close of business on a record date for the payment of dividends declared on the Shares and before the opening of business on the next succeeding dividend payment date, payment in cash or Common Stock or both (as the case may be) of an amount equal to the dividend payable on such date on the Shares so converted).

            Any Owner of a Receipt or Receipts who (or whose transferee) delivers a Receipt or Receipts to the Depositary on a dividend payment record date for conversion of such Owner's underlying Shares on the succeeding dividend payment date shall receive the dividend payable with respect to the Depositary Shares evidenced by such Receipt or Receipts and will not be required to include payment of the dividend payable on such date upon delivery of such Receipt or Receipts. To the extent that an Owner delivers to the Depositary for conversion a Receipt or Receipts evidencing Depositary Shares representing Shares which in the aggregate (including fractional Shares) would result in a fractional share of Common Stock being deliverable by the Issuer upon such Shares' conversion at the rate specified in the Certificate of Designation, the Issuer shall deliver to such Owner payment in cash in lieu of such fractional share of Common Stock, calculated in accordance with Section 4.12 of the Deposit Agreement. If a Receipt or Receipts evidencing more than one Depositary Share shall be surrendered for conversion of the Shares represented thereby at one time by the same Owner, the number of shares of Common Stock and the amount of cash in lieu of fractional shares deliverable by the Issuer upon such conversion shall be computed on the basis of the aggregate number of Shares (including fractional Shares) represented by Depositary Shares evidenced by the Receipt or Receipts so surrendered.

            Upon the conversion of any Share for which a notice of conversion has been provided to the Depositary or an agent of the Depositary by the Owner of the Receipt or Receipts evidencing the Depositary Shares representing such Share, dividends shall cease to accrue on the Shares as of the day immediately preceding the date of conversion, such Depositary Shares shall be deemed no longer outstanding, all rights of the Owner of the Receipt or Receipts evidencing such Depositary Shares (except the right to receive (i) the Common Stock to which such Owner is entitled upon conversion, (ii) any cash payable with respect to any fractional shares of Common Stock otherwise deliverable by the Issuer upon conversion, (iii) any Receipts evidencing Depositary Shares representing Shares which were not so converted and (iv) any other securities, property or cash to which such Owner is entitled hereunder) shall cease and terminate, and the Receipt or Receipts evidencing such Depositary Shares shall be cancelled.

5.    TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

            The Depositary, subject to the terms and conditions of the Deposit Agreement, shall register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America. Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

            The Depositary, subject to the terms and conditions of the Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of Depositary Shares requested, evidencing the same aggregate number of Depositary Shares as the Receipt or Receipts surrendered.

6.    REDEMPTION

            On August 15, 2009, the Issuer will be obligated to redeem all outstanding Depositary Shares for cash, upon not less than 30 days nor more than 60 days' prior notice sent by first class mail to each Owner's registered address, in an amount equal to 100% of the aggregate liquidation preference of all Deposited Shares, plus accumulated and unpaid dividends to the date of redemption.

7.    CHANGE IN CONTROL PUT RIGHT

            If a Change in Control (as defined in the Deposit Agreement) occurs, each Owner of Depositary Shares will have the right to require the Issuer to purchase all or any part of that Owner's Depositary Shares at a purchase price equal to 100% of the liquidation preference of the Shares representing such Depositary Shares, plus all accumulated and unpaid dividends on those Shares to the date of purchase. Within 30 days following any Change in Control, the Issuer will mail a notice to each Owner describing the Change in Control and offer to purchase that Owner's Depositary Shares on the date specified in that notice, which date will be no earlier than 30 days and no later than 60 days from the date the notice is mailed. In connection with a Change in Control, the Issuer will have the option to pay for Depositary Shares that have been tendered in shares of the Issuer's Common Stock valued at 95% of the volume-weighted daily trading price for the Issuer's Common Stock over the 10-day trading period ending one trading day prior to the date of purchase; otherwise the Issuer will pay for tendered Depositary Shares in cash.

            On the date scheduled for payment of the Depositary Shares, the Depositary will, to the extent lawful, accept for payment all Depositary Shares properly tendered. The Depositary will promptly mail or deliver to each Owner of Depositary Shares so tendered the applicable payment for those Depositary Shares, and the Depositary will promptly countersign and mail or deliver, or cause to be transferred, to each Owner new Depositary Shares equal in liquidation preference to any unpurchased portion of the Depositary Shares surrendered, if any. The Issuer will publicly announce the result of its offer on or as soon as practicable after the payment date for the purchase of the Depositary Shares in connection with a Change in Control.

            The right of the Owners described in this section will be subject to the obligation of the Issuer to repay certain obligations and indebtedness as described in the Deposit Agreement. When the Issuer has satisfied these obligations then, subject to the legal availability of funds for this purpose, it will purchase all Depositary Shares tendered upon a Change in Control.

8.    LIABILITY OF OWNER FOR TAXES.

            If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented by Depositary Shares evidenced by any Receipt or with respect to any mandatory or optional conversion right, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary. The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by Depositary Shares evidenced by such Receipt or any such conversion or payment of redemption or purchase amounts until such payment is made, and may withhold any dividends or other distributions or payments, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such Receipt shall remain liable for any deficiency.

9.    FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

            Any Owner of a Receipt may be required from time to time to file with the Depositary such proof of citizenship or residence, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper. The Depositary may withhold the registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities or the exercise of any mandatory or optional conversion right or the delivery of any Common Stock upon such conversion or the payment of any redemption or purchase amounts until such proof or other information is filed or such certificates are executed or such representations and warranties made.

10.   CHARGES OF DEPOSITARY.

            No fees, charges and expenses of the Depositary or any agent of the Depositary hereunder or of any Registrar shall be payable by any person other than the Issuer, except for any taxes (including transfer taxes, if any) and other governmental charges and except as provided in this Deposit Agreement. All other fees, charges and expenses of the Depositary and any agent of the Depositary hereunder and of any Registrar incident to the performance of their respective obligations hereunder shall be paid upon consultation and agreement between the Depositary and the Issuer as to the amount and nature of such fees, charges and expenses. The Depositary shall present its statement for fees, charges and expenses to the Issuer once every month or at such other intervals as the Issuer and the Depositary may agree.

11.   TITLE TO RECEIPTS.

            It is a condition of this Receipt and every successive holder and Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes.

12.   VALIDITY OF RECEIPT.

            This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized signatory of the Registrar.

13.   REPORTS.

            The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Issuer which are both (i) received by the Depositary as the holder of the Deposited Securities and (ii) made generally available to the holders of such Deposited Securities by the Issuer. The Issuer agrees that it shall deliver to the Depositary, and the Depositary shall, promptly after receipt thereof, transmit to the Owners of the Receipts, in each case at the address recorded in the Depositary's books, copies of all notices and reports (including financial statements) required by law, by the rules of any national securities exchange upon which the Depositary Shares are listed or by the Restated Certificate of Incorporation or the Certificate of Designation to be furnished by the Issuer to holders of Shares. Such transmission shall be at the Issuer's expense and the Issuer shall provide the Depositary with such number of copies of such documents as the Depositary may reasonably request. In addition, the Depositary will transmit to the Owners of Receipts at the Issuer's expense such other documents as may be requested by the Issuer.

14.   DIVIDENDS AND DISTRIBUTIONS.

Cash Distributions.

            Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities (other than cash dividends or cash distributions paid by the Issuer to the Depositary in lieu of fractional shares of Common Stock otherwise deliverable by the Issuer upon conversion of the Depositary Shares or purchase of the Depositary Shares upon a Change in Control), the Depositary shall distribute the dividend or distribution thus received to the Owners entitled thereto, in proportion, insofar as practicable, to the number of Depositary Shares representing such Deposited Securities held by them respectively. In the event that the Issuer or the Depositary shall be required to withhold and does withhold from any such cash dividend or such other cash distribution an amount on account of taxes, the amount distributed to the Owner of the Receipts evidencing Depositary Shares representing such Deposited Securities shall be reduced accordingly. The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent. Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto. The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies. The Depositary will distribute cash dividends to any Owner on the basis of such Owner's aggregate record holdings of Depositary Shares.

Regular Share Dividends Payable in Common Stock.

            Pursuant to and subject to the terms of the Certificate of Designation, the Issuer may pay dividends (in whole or in part) on the Shares through the delivery of shares of Common Stock, so long as shares of Common Stock delivered in payment of a dividend are delivered on the regular dividend payment date (as set forth in the Certificate of Designation) for such dividend. Dividends paid by the Issuer on Shares represented by Depositary Shares shall be paid to the Depositary, as record holder of such Shares (assuming the Depositary was also the record holder for such Shares on the related record date for such dividend payment). The Depositary shall distribute, on the related regular dividend payment date, shares of Common Stock paid to it by the Issuer as dividends on the Shares to persons who were Owners on the related record date for such dividend. The Depositary shall distribute to, each such Owner on such date, for each Depositary Share evidenced by a Receipt or Receipts held by such Owner on the related record date for such dividend (it being understood that the number of fractional shares of Common Stock to which such Owner is entitled with respect to such dividend shall be determined on the basis of its aggregate holdings of such Depositary Shares), (i) a number of shares (subject to clause
(ii) of this sentence) of Common Stock equal to one-one hundredth of the number of shares of Common Stock (including fractional shares) payable per Share in payment of the related dividend as determined pursuant to the Certificate of Designation and (ii) the amount of cash to which such Owner is entitled in lieu of fractional shares of Common Stock otherwise distributable by the Depositary under clause (i). The Issuer shall deposit with the Depositary, on or prior to the regular dividend payment date (as set forth in the Certificate of Designation) for any dividend which the Issuer has elected to pay in whole or in part in shares of Common Stock, for each Owner which held a Receipt or Receipts on the related record date for such dividend as established by the Depositary,
(i) certificates for the number of shares of Common Stock and (ii) the amount of cash in lieu of fractional shares to which such Owner is entitled pursuant to the preceding sentence.

Distributions Other Than Cash, Share Dividends Paid in Common Stock, Shares or Rights.

            Subject to the provisions of Section 4.8 of the Deposit Agreement, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.1, 4.2, 4.4 or 4.5 of the Deposit Agreement, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, in proportion to the number of Depositary Shares representing Deposited Securities held by them respectively, in any manner that the Depositary may, with the consent of the Issuer, not to be unreasonably withheld, deem equitable and practicable for accomplishing such distribution.

Distributions in Shares.

            If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Issuer shall so request, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in the Deposit Agreement. In lieu of delivering Receipts for fractional Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in the Deposit Agreement, or, if the Depositary deems such sale and distribution not feasible, the Depositary may, with the approval of the Issuer, adopt such method as it shall deem equitable and practicable in substitution for delivering Receipts for fractional Depositary Shares.

RIGHTS.

            In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.

15.   RECORD DATES.

            Whenever any cash dividend or other cash distribution or any dividend to be paid by the Issuer in shares of Common Stock shall become payable or any distribution other than cash shall be made, or whenever any rights, preferences or privileges shall be offered or issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each Depositary Share, or whenever the Depositary shall receive notice of any meeting at which holders of Shares are entitled to vote or of which holders of Shares are entitled to notice, the Depositary shall fix a record date (which shall be the same date as the record date fixed by the Issuer in respect of the Shares) (i) for the determination of the Owners who shall be (a) entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof or (b) entitled to give instructions for the exercise of voting rights at any such meeting, or (ii) on or after which each Depositary Share will represent the changed number of Shares.

16.   VOTING OF DEPOSITED SECURITIES.

            Upon receipt of notice of any meeting at which the holders of Shares are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, which shall be provided by the Issuer and which shall contain (i) such information as is contained in such notice of meeting, and (ii) a statement that the Owners as of the close of business on a specified record date fixed by the Depositary pursuant to the Deposit Agreement shall be entitled, subject to any applicable provision of law, the Restated Certificate of Incorporation or the by-laws of the Issuer, to instruct the Depositary as to the exercise of the voting rights pertaining to the amount of Shares or other Deposited Securities represented by their respective Depositary Shares and (iii) a statement as to the manner in which such instructions may be given. Upon the written request of an Owner on such record date, the Depositary shall endeavor, in so far as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request. The Issuer agrees to take all reasonable action that may be deemed necessary by the Depositary in order to enable the Depositary to vote such Shares or cause such Shares to be voted. In the absence of specific instructions from the Owner of a Receipt, the Depositary will abstain from voting to the extent of the Shares represented by the Depositary Shares evidenced by such Receipt.

17.   FRACTIONAL SHARES.

            No fractional shares of Common Stock will be delivered by the Issuer or the Depositary, as applicable, to the Owners of Receipts upon mandatory or optional conversion into shares of Common Stock, upon a Change in Control or for payment of dividends in Common Stock or any combination of the above.

            In lieu of any fractional share otherwise deliverable in respect of the aggregate number of Depositary Shares evidenced by a Receipt or Receipts of any Owner that are converted upon mandatory conversion, such Owner shall be entitled to receive an amount in cash equal to the same fraction of the Closing Price (as defined in the Deposit Agreement) of the Common Stock as of the fifth Trading Day (as defined in the Deposit Agreement) immediately preceding the Mandatory Conversion Date.

            In lieu of any fractional share otherwise deliverable in respect of the aggregate number of Shares represented by Depositary Shares evidenced by a Receipt or Receipts of any Owner that are converted upon any optional conversion or upon a Change in Control, such Owner shall be entitled to receive an amount in cash equal to the same fraction of the Closing Price of the Common Stock as of the second Trading Day immediately preceding the effective date of conversion or the date of purchase in the case of a Change in Control.

            If a Receipt or Receipts evidencing more than one Depositary Share are surrendered for conversion at one time by or for the same Owner, the number of shares of Common Stock and the amount of cash in lieu of fractional shares deliverable upon conversion shall be computed on the basis of the aggregate number of Depositary Shares evidenced by the Receipt or Receipts so surrendered.

            No fractional shares of Common Stock will be delivered by the Depositary to persons who were Owners on the related record date for a dividend on the Shares in connection with the Depositary's distribution of a dividend on the Shares paid by the Issuer to it in shares of Common Stock. In lieu of any fractional share otherwise so deliverable, such Owners shall be entitled to receive an amount in cash equal to the same fraction of the Closing Price of the Common Stock determined as of the fifth Trading Day immediately preceding the dividend payment date. On the Mandatory Conversion Date or the date the Issuer purchases any Depositary Shares upon a Change in Control, the fractional share of Common Stock that any Owner would otherwise be entitled to receive shall be determined by adding all the fractional shares such Owner would be entitled to receive (i) on the mandatory conversion or purchase of all Depositary Shares evidenced by Receipts held by such Owner and (ii) on the payment of the regular quarterly dividend on all Depositary Shares evidenced by Receipts held by such Owner at the related record date. On the Mandatory Conversion Date, the Issuer may, at its option, deliver any whole number of shares of Common Stock resulting from the addition of fractional shares resulting from (i) and (ii) above in shares of Common Stock and any remaining fractional shares in cash beginning with holders entitled to the largest fractional shares.

            In the event that (i) mandatory conversions of the Depositary Shares, (ii) optional conversions of the Depositary Shares, (iii) purchases of Depositary Shares upon a Change in Control, (iv) Depositary deliveries of shares of Common Stock as dividends on the Depositary Shares or (v) the combination of any of the foregoing result in any Owner of Receipts evidencing Depositary Shares being entitled to cash in lieu of a fractional share on the related date of conversion, purchase or dividend payment date, as applicable, the Issuer will deliver (either directly or through the Depositary, as applicable) to all such Owners cash in an amount equal to the total amount of cash to which all such Owners of Receipts are entitled in lieu of fractional shares on such date.

            If payment in cash in lieu of fractional shares of Common Stock in accordance with the foregoing would result in the Issuer's failure to be in compliance with any debt instrument to which it is a party, the Issuer shall be entitled to deliver

(either directly or through the Depositary, as applicable) a whole share of Common Stock in lieu of cash to Owners entitled to fractional shares of Common Stock (beginning with the Owners entitled to the largest fractional shares) until delivery of cash in lieu of fractional shares of Common Stock to the remaining Owners would no longer result in the Issuer's failure to be in compliance with such debt instrument.

18.   LIABILITY OF ISSUER AND DEPOSITARY.

            The Issuer assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners or holders of Receipts except that it agrees to perform its obligations specifically set forth herein without gross negligence or willful misconduct.

            The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owner or holder of any Receipt (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without gross negligence or willful misconduct.

            Neither the Depositary nor the Issuer shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required.

            Neither the Depositary nor the Issuer shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

            The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without gross negligence or willful misconduct while it acted as Depositary.

            The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

            The Depositary may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or independent contractors and the Depositary will not be responsible for any misconduct or negligence on the part of any agent, attorney or independent contractor appointed with due care by it hereunder and exercising the care required of the Depositary hereunder.

            The rights, privileges, protections, immunities and benefits given to the Depositary, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Depositary, and each agent, custodian and other person employed to act hereunder.

19.   RESIGNATION AND REMOVAL OF THE DEPOSITARY.

            The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

            The Depositary may at any time be removed by the Issuer by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

            If the instrument of acceptance by the successor depositary required by this Section shall not have been delivered to the Depositary within 50 days after the giving of such notice of resignation or removal, the Depositary may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor Depositary with respect to the Receipts. In case at any time the Depositary acting hereunder shall resign or be removed, the Issuer shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York and having a combined capital and surplus of at least $50,000,000. Every successor depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Issuer shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts. Any such successor depositary shall promptly mail notice of its appointment to the Owners.

            Any corporation into or with which the Depositary may be merged or consolidated or to which the Depositary shall sell all or substantially all of its corporate trust or stock transfer business shall be the successor of the Depositary without the execution or filing of any document or any further act.

20.   AMENDMENT.

            The form of the Receipts and any provision of this Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary in any respect that they may deem necessary or desirable. Any amendment that shall impose any fees, taxes or charges (other than taxes and other governmental charges, fees and expenses provided for herein or in the Receipts), or that shall otherwise prejudice any substantial existing right of Owners of Receipts, shall not become effective as to outstanding Receipts until the expiration of 90 days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner of an outstanding Receipt at the time any such amendment becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by this Deposit Agreement as amended thereby. In no event shall any amendment impair the right, subject to the provisions of this Deposit Agreement, of any Owner to surrender any Receipt or Receipts evidencing Depositary Shares representing Shares with instructions to the Depositary or an applicable agent of the Depositary to deliver to the Owner such Shares or to cause the conversion of such Shares into Common Stock and cash for fractional shares of Common Stock and, in each case, all money and other property, if any, represented thereby, except in order to comply with mandatory provisions of applicable law.

21.   TERMINATION OF DEPOSIT AGREEMENT.

            This Deposit Agreement shall terminate at the close of business on the earliest of (a) the Mandatory Conversion Date (provided all then outstanding Depositary Shares are converted) or the first date on which all the Depositary Shares shall have been converted into shares of Common Stock pursuant to Section
2.10 of the Deposit Agreement, in each case upon distribution by the Depositary to each Owner entitled thereto of (i) shares of Common Stock and cash (whether in lieu of fractional shares or otherwise) received by the Depositary from the Issuer for mandatory conversion of, and/or dividend payments on, the Depositary Shares evidenced by the Receipt or Receipts held by such Owner and (ii) all other securities, property and cash then held by the Depositary hereunder, (b) the date the Issuer purchases all the outstanding Depositary Shares upon a Change in Control pursuant to Section 2.12 of the Deposit Agreement upon distribution by the Depositary to each Owner entitled thereto of the cash or Common Stock such Owner is entitled to pursuant to this Agreement, (c) the date the Issuer redeems all the outstanding Depositary Shares pursuant to Section
2.11 of the Deposit Agreement upon distribution by the Depositary to each Owner entitled thereto of the cash such Owner is entitled thereto pursuant to this Agreement and (d) the first date for any of the foregoing reasons (or combinations thereof) there shall be no Depositary Shares outstanding. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, any applicable taxes or governmental charges). Upon the termination of this Deposit Agreement, the Issuer shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.6 and 5.7 of the Deposit Agreement.


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